Financial Assets at Fair Value through Other Comprehensive Income	12 Months Ended
Dec. 31, 2018
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Financial Assets at Fair Value through Other Comprehensive Income
23.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	2017	2018
Listed in the PRC	158	147
Listed outside the PRC	4,070	3,698
Unlisted	58	58

	4,286	3,903

For the year ended December 31, 2018, decrease in fair value of financial assets at fair value through other comprehensive income amounted to approximately RMB383 million (2016: decrease of approximately RMB544 million; 2017: decrease of approximately RMB56 million). The decrease, net of tax impact, of approximately RMB381 million (2016: decrease, together with tax impact, of approximately RMB530 million; 2017: decrease, net of tax impact, of approximately RMB58 million) has been recorded in the consolidated statements of comprehensive income.